                                                                    Exhibit 99.2

Deadline for receipt of this Election Form is by 5 p.m. on ____________, 2001. 1-___-____-____

-----------------------------------------------------------------------------------------------------------------------
1  About You and Your Shares - Indicate Address Change as Necessary Below
-----------------------------------------------------------------------------------------------------------------------
                                            ACCOUNT NUMBER: ________________
                                            Description of Shares
                                            Certificate Number
                        _________________
                        _________________
                        _________________              TOTAL CERTIFICATE SHARES:  __________________
-----------------------------------------------------------------------------------------------------------------------
2  Election Options and Required Signatures - Check one option only        *All certificates MUST accompany this form*
-----------------------------------------------------------------------------------------------------------------------


1.  Exchange all shares  2.  Exchange all shares            3.  Exchange ___________ shares for cash and the
    for cash                 for stock                          balance for stock.  (Please write the number of
                                                                shares that you would like to exchange for cash
                                                                in the blank.

Required Signatures - All shareholders must sign below.     Social Security Number:  ___________________
The shareholders whose Social Security Number is printed
to the right must sign the W-9 Certification.               W-9 Certification - I certify under penalties of perjury
                                                            that the Tax Identification Number (TIN) shown above is
X______________________________________________________     correct, or that I have entered the correct TIN and am not
Signature of Shareholder    Date                            subject to withholding.  If I fail to furnish my correct
                                                            TIN, I may be subject to a penalty by the IRS.  Also, such
X______________________________________________________     a failure would result in backup withholding of 31% of any
Signature of Shareholder    Date                            payment made to me.
(if joint account)

(    )    -                                                 X_______________________________________________________
----------------------------------------------------------  Signature of Shareholder whose TIN or  Date
Area Code and Daytime Phone                                 Social Security Number is shown in this box



-----------------------------------------------------------------------------------------------------------------------
3  Lost, Stolen or Destroyed Certificate(s)
-----------------------------------------------------------------------------------------------------------------------
 If certificates representing common shares of SWVA Bancshares, Inc. have been lost, stolen or destroyed, please check this box and circle the missing certificate number(s) in Section 1 above.  You will receive additional documents to complete.
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
4  Special Transfer or Payment Instructions
-----------------------------------------------------------------------------------------------------------------------
                                                       Substitute Form W-9 - To be completed by the new
  The check or shares from the exchange will be        account holder.
   issued in the name(s) printed in Section 1 unless
   you indicate a different name below.  Your          Under Federal Income Tax law, you may be subject to
   signature and a Signature Guarantee are required.   certain penalties and backup withholding at a 31% rate
   The Substitute Form W-9 to the right must be        if you do not certify, under penalties of perjury,
   completed by the new account holder.                that the Social Security or Taxpayer Identification
                                                       Number provided below is correct, and that you are not
                                                       subject to backup withholding.
-----------------------------------------------------
  Name                                                 1.  The number shown on this form is my correct
-----------------------------------------------------  Taxpayer Identification Number (or I am waiting for a
  Name                                                 number to be issued to me), and
-----------------------------------------------------
  Address                                              2.  I am not subject to backup withholding either
-----------------------------------------------------  because I have not been notified by the Internal
  City - State - Zip                                   Revenue Service (IRS) that I am subject to backup
                                                       withholding as a result of a failure to report all
 X___________________________________________________  interest or dividends, or the IRS has notified me that
  Authorized Signature(s)                              I am no longer subject to backup withholding.


                PLACE MEDALLION                        X____________________________________________
             SIGNATURE GUARANTEE                                    Signature
                    HERE
------------------------------------------------
5  Special Delivery Instructions                              __ __ __ __ __ __ __ __ __ __
------------------------------------------------              TIN or Social Security Number*
Certificate or check will be mailed to the address
shown in Section 1 unless you indicate a different     *If you do not have a Social Security Number see How
address below:                                         to Obtain a TIN, page 13 of the instructions.
                                                       NOTE:  If the account is registered in more than one
  ______________________________________               name, see the chart on page 15 of the instructions for
  Name                                                 guidelines on which number to use.
  ______________________________________
  Address                                              Return this signed form with your stock certificate(s)
  ______________________________________               in the enclosed envelope to FNB Corporation, Attn:
  City - State - Zip                                   Reorganization Department as indicated below:

                                                       By Mail:________________
                                                       By Hand:________________
                                                       By Overnight:___________




--------------------------------------------------------------------------------------------------------------

This booklet provides answers to frequently asked questions, describes your options and provides information and instruction on how to make your election. We urge you to carefully read the instructions and review the Frequently Asked Questions. Then, promptly complete the enclosed Election Form and send it in the envelope provided along with your stock certificates, to FNB Corporation, P.
O. Box 600, Christiansburg, Virginia 24068.



Table of Contents


Frequently Asked Questions                                            2

Instructions for Completing the Election Form                         5

Instructions for Completing the Substitute Form W-9                  12

                               [SWVA Letterhead]



Dear SWVA Bancshares, Inc. Shareholder,

This is an exciting time to be working and investing in the financial services industry. Our merger with FNB Corporation, the company that owns First National Bank in Christiansburg, is almost complete. The final step is yours - the election process.

The election process is explained in full detail in the attached Election Information and Instructions. It is extremely important that you read these instructions carefully, then return your completed Election Form and stock certificates by _______________, 2001.

As you make your election, it is important to note that you may not get all the stock or cash that you elected. Because the total number of shares and the amount of cash we can distribute to SWVA Bancshares' shareholders are limited by the terms of the merger. We believe that the overall result of this requirement will be to create greater value for you, our shareholders. Reducing the number of shares outstanding provides your company more flexibility and reduces the ultimate dilutive effect of the merger.

Again, I urge you to return your Election Form and certificates as soon as possible. Thank you for your investment as well as your overwhelming support of this merger.

Sincerely,



President and Chief Executive Officer



This letter contains forward-looking statements which are subject to risks and uncertainties. Discussion of factors that can cause actual results to differ materially from management's expectations, projections, forecasts and estimates is contained in the Company's Securities and Exchange Commission filings.

                           Frequently Asked Questions
1
--------------------------------------------------------------------------------
Why have I been sent an Election Form?

On ___________, the shareholders of SWVA Bancshares, Inc. approved the merger agreement between SWVA and FNB Corporation, the company that owns First National Bank in Christiansburg. The agreement provides that in exchange for each share of SWVA Bancshares stock held by you, you will have to option to receive either $_______ in cash or shares of FNB Corporation common stock or a combination of cash and stock. What a shareholder receives is subject to certain limits. For more information on these limits, please refer to page __ of the Proxy Statement.

2
--------------------------------------------------------------------------------
What is the Election Form?

The Election Form is the document provided to you to select your exchange option. The form is divided into five sections. There are corresponding instructions for completing each of these sections beginning on page 5.

The Election Form must accompany certificates for shares of SWVA Bancshares common stock when you exchange them for shares of FNB Corporation common stock or when you exchange them for cash.

Return your stock certificates along with the Election Form in the enclosed envelope. Do not sign the certificates.

3
--------------------------------------------------------------------------------
What happens if I do not send in my Election
Form?

If you do not respond, FNB Corporation will determine whether cash, stock or a combination of cash and stock will be distributed to you. Shareholders who do not respond will not receive FNB Corporation stock and associated dividends or any cash payments as a result of the exchange until they have surrendered their certificates. Refer to the Proxy Statement for more information.

4
--------------------------------------------------------------------------------
What happens if I miss the Election Deadline?

Missing the Election Deadline is the same as not responding - FNB Corporation will determine whether cash, stock or a combination of cash and stock will be distributed to you. Also any shares or cash associated with the exchange will be withheld along with any dividends on those shares. The Election Deadline is
_________.

5
--------------------------------------------------------------------------------
Am I guaranteed to receive what I ask for on the Election Form?

No. If the combined elections received exceed the fixed cash or stock amounts set aside for the merger, it may be necessary to allocate the cash or stock consideration. In this case you may not receive the cash or the shares that you elected. Refer to "What Shareholders Will Receive in the Merger" in the Proxy Statement for more information.

                           Frequently Asked Questions

6
--------------------------------------------------------------------------------
When can I expect to receive my new stock certificates or cash?

Please allow ______ weeks after the Effective Date of the merger to receive your check and/or stock certificate. The Effective
Date will be approximately ____ (__) business days after the Election Deadline.

7
--------------------------------------------------------------------------------
How do I know if I have stock certificates?  How many shares do I own?

Section 1 (About You and Your Shares) of the Election Form gives you a break-down of your holdings by certificates according to our records. Any shares that you own that are held by your broker in street name do not appear on this form. You should receive separate instructions from your broker regarding these shares.

8
--------------------------------------------------------------------------------
Do I have to send in my stock certificate(s)?

Yes. Whether you elect cash or stock your certificates must be returned with your Election Form.

9
--------------------------------------------------------------------------------
What if I cannot locate my stock certificate(s)

Complete Section 2 (Election Options and Required Signatures) and Section 3 (Lost, Stolen or Destroyed Certificate(s)) of the Election Form. Promptly mail the Election Form along with any stock certificates you have to FNB Corporation in the envelope provided. You will receive replacement instructions that must be returned five (5) business days prior to the Election Deadline. If your instructions are not received by the Election Deadline, FNB Corporation will determine whether cash, stock or a combination of cash and stock will be distributed to you for the shares represented by the lost certificate(s).  Please act promptly!

10
--------------------------------------------------------------------------------
Will I have to pay taxes on the proceeds if my shares are exchanged for cash?

In most cases, an exchange for cash will be treated as a taxable sale of stock. Because individual circumstances may differ, shareholders should consult their tax advisors to determine the tax effect to them of the mergers, including the application and effect of foreign, state, local or other tax laws.

11
--------------------------------------------------------------------------------
Will I have to pay taxes on any FNB Corporation stock I receive in exchange for my SWVA Bancshares shares?

In most cases, you should not have to pay taxes on the shares of FNB Corporation stock you receive. Your tax basis on your SWVA Bancshares shares will continue to be your tax basis on your FNB Corporation shares. However, because individual circumstances may differ, shareholders should consult their tax advisors to determine the tax effect to them of the mergers, including the application and effect of foreign, state, local or other tax laws.

                           Frequently Asked Questions

12
--------------------------------------------------------------------------------
How should I send in my signed documents and stock certificate(s)?

An envelope addressed to FNB Corporation is enclosed with this package. Please use this envelope to return your Election Form, your stock certificates, if applicable, and any additional documentation that may be required to make your election complete. If you do not have the envelope, please return all requested documentation to:

FNB Corporation as follows:

By Mail:

Post Office Box ____
______________________

By Hand:

______________________
______________________



By Overnight Delivery:

______________________
______________________



If you are mailing stock certificates with your Election Form, we recommend that you use Registered and Insured Mail, Return Receipt Requested. Do not return any exchange documents to SWVA Bancshares.

13
--------------------------------------------------------------------------------
Are there any fees associated with the exchange?

There are no fees associated with the exchange unless you need to replace missing stock certificates. If your certificate is lost see Section 3 (Lost, Stolen or Destroyed Certificate(s)) of the instructions.

14
--------------------------------------------------------------------------------
How do I change my address?

Mark through any incorrect address information that is printed in Section 1 (About You and Your Shares) of the Election Form. Write the correct address in the space beside the printed information.

15
--------------------------------------------------------------------------------
What do I do if:

o  I want to change the name on my account?
o  I want to have my check made payable to someone else?
o  the owner or co-owner is deceased?

Complete Section 4 (Special Transfer or Payment Instructions) of the Election Form in order to transfer the shares or cash to someone else. For more information, refer to the instructions for completing that section.

16
--------------------------------------------------------------------------------
Who do I call if I have additional questions or need more information?

You may contact ____________________ at _______________.

                          Instructions for Completing
                               the Election Form


These instructions are for the accompanying Election Form for registered shareholders of SWVA Bancshares, Inc. All elections are subject to the merger agreement that was furnished to shareholders as part of the Proxy Statement dated __________. Copies of the Proxy Statement are available upon request tot he address or phone number on the back cover of this booklet.

The terms of the merger agreement may make it impossible for all elections to be honored in full. FNB Corporation intends to honor effective elections to the maximum extent possible. It is VERY IMPORTANT that you correctly complete, sign and return the Election Form before the Election Deadline of _____________, unless the Election Deadline is extended. Please use the enclosed envelope, addressed to ___________________________, to return the Election Form, together with all of your stock certificates. ALL STOCK CERTIFICATES MUST BE SUBMITTED NO MATTER WHAT ELECTION YOU MAKE. If some of your stock is held by a broker, bank or other nominee, please wait for instructions on what to do with those shares.

--------------------------------------------------------------------------------
1  About You and Your Shares
--------------------------------------------------------------------------------
This section shows the registration on
 your account and the number of shares
 owned as of the election record date.

Mark through any incorrect address
 information that is printed in this
 section.  Write the correct address in
 the space beside the printed
 information.  If your certificate(s)
 is lost, circle the certificate
 number(s) printed in this section,
 complete Sections 2 and 3 of the
 Election Form and return the completed
 form to FNB Corporation.  Refer to the
 bottom of the Election Form or the
 back cover of this booklet for mailing
 and other delivery instructions.



--------------------------------------------------------------------------------
2  Election Options and Required Signatures
--------------------------------------------------------------------------------
         YOU MUST COMPLETE THIS SECTION FOR YOUR ELECTION TO BE VALID.

Making Your Election

The terms of the merger agreement allow you to specify the type of consideration you would like to receive for your shares, subject to limitations. For more in-depth information, please refer to the Proxy Statement. You may select only one option. Regardless of the option you choose, you must return all of your stock certificates with the Election Form for your election to be valid. If you are unable to find all of your certificates, please complete Section 3.

Your options are:

1. Exchange all shares for cash. Choose this option if you would like to receive $_______ for each SWVA Bancshares share.

                          Instructions for Completing
                               the Election Form


2. Exchange all shares for stock. Choose this option if you would like to receive FNB Corporation stock in exchange for your SWVA Bancshares shares.

3. Exchange shares for cash and stock. Choose this option if you would like to exchange some of your SWVA Bancshares shares for cash (at $_____ per share) and some for FNB Corporation stock. Fill in the blank with the number of SWVA Bancshares shares you would like to exchange for cash.


                                   IMPORTANT
                                   =========

If no option is marked, FNB Corporation will assume the shareholder has no preference and will determine the type of consideration to be given.

HOW THE MERGER AGREEMENT AND YOUR ELECTION OPTION WILL WORK TOGETHER.

The merger agreement limits the amount of cash and the amount of stock that can be issued in exchange for SWVA Bancshares shares. To find out more about these limits, and the allocation method we will use, please see "What Shareholders Will Receive in the Merger" in the Proxy Statement.

Signing the Election Form

Signing the form authorizes FNB Corporation to do whatever is necessary to accomplish the exchange. All individuals listed on the share certificate(s) and the account must sign this section of the Election Form. Please be sure to include your daytime phone number. If you are a trustee, executor, shareholder and your name is not printed in Section 1 of the Election Form, you must include your full title and send us proper evidence of your authority to exchange the shares. See Item 4 for more details.

W-9 Certification

Certify that the Social Security Number that we have printed in this section is correct. Even if you have previously furnished a Taxpayer Identification Number
(TIN), Social Security Number or the certification on Form W-9, you must again certify this number on the W-9 included in this section.

Returning the Election Form

Regardless of the election option you choose please do not return any exchange documents to SWVA Bancshares or Southwest Virginia Savings Bank, F.S.B. Return your stock certificates with the Election Form to FNB Corporation using one of the methods indicated at the bottom of the Election Form. Before you mail your Election Form, make sure that you:

a)  verify the election you have chosen,
b)  sign and date the Election Form and include your daytime phone number,
c) verify the TIN or Social Security Number printed on the Election Form and sign the W-9 certification, and

d) include your stock certificates along with the Election Form in the enclosed envelope. (If you are sending certificates, we recommend using Registered and Insured Mail, Return Receipt Requested.)

                          Instructions for Completing
                               the Election Form

The completed Election Form and stock certificate(s), if applicable, must be received by 5 p.m. on ___________, 2001.

Notice of Defects; Resolutions of Disputes

FNB Corporation and SWVA Bancshares, Inc. have no obligation to notify you or anyone else that FNB Corporation has not received your Election Form or that the Election Form you submitted has not been properly completed and will not incur any liability for failure to give such notification.

Any disputes regarding your election or the elections made by other SWVA Bancshares shareholders (for instance, disputes about whether an Election Form was submitted by the Election Deadline, whether any other time limits involved in the election process have been satisfied, whether stock certificates have been correctly submitted, whether allocations and prorations for the merger have been correctly calculated) will be resolved by FNB Corporation and its decision will be final for all parties concerned. FNB Corporation has the absolute right to reject any and all Election Forms and surrenders of stock certificates which it determines are not in proper form or to waive minor irregularities in any Election Form or in the surrender of any certificate. Surrenders of certificates will not be effective until all defects or irregularities that have not been waived by FNB Corporation have been corrected. Please return your Election Form promptly after receipt to allow sufficient time to correct any possible deficiencies before the Election Deadline.

Changing or Revoking Your Election

Shareholders may revoke their elections by filing a written revocation with the Exchange Agent before the Election Deadline.

--------------------------------------------------------------------------------
3  Lost, Stolen or Destroyed Certificates
--------------------------------------------------------------------------------
Refer to Section 1 (About You and Your Shares) of the Election Form to see a listing of your certificates. If any of your SWVA Bancshares stock certificates have been LOST, STOLEN, or DESTROYED, circle the missing certificate number on the certificate list and check the box in Section 3 (Lost, Stolen or Destroyed Certificate(s)). Promptly return the certificates that you do have along with the Election Form in the enclosed envelope. If you are sending certificates, we recommend using Registered and Insured Mail, Return Receipt Requested. You will receive replacement instructions that must be returned five (5) business days prior to the Election Deadline. If your instructions are not received in time, FNB Corporation will determine whether cash, stock or a combination of cash and stock will be distributed to you.

                                   IMPORTANT

The shares represented by the missing stock certificate(s) will not be considered part of your election until the lost certificate affidavits are returned and the replacement certificate is issued. If your instructions are not received in time, FNB Corporation will determine whether cash, stock or a combination of cash and stock will be distributed to you for the shares represented by the lost certificate(s).

                          Instructions for Completing
                               the Election Form

You will be billed for any replacement fees in accordance with the following fee schedules.

Fee Schedule for Certificate Replacement (General)

Certificate Value        Fee(s)
-------------------------------------------
$500 - $1000             $50 service charge
Greater than $1000       $50 service charge
                         + 2% of market value


Fee Schedule for Certificate Replacement
(Where Named Shareholder is Deceased)

Certificate Value        Fee(s)
-------------------------------------------
less than $500           2% of market value
greater than $500        $50 service charge
                         + 2% of market value

--------------------------------------------------------------------------------
4  Special Transfer or Payment Instructions
--------------------------------------------------------------------------------
If you want your FNB Corporation certificate registered or your check made payable in a name different from the name(s) printed in Section 1 of the Election Form, you must complete this section.

First, print the name(s) and address of the person(s) receiving the shares in the space provided in Section 4. Then, refer to the procedures printed below for the requirements needed to make some of the most frequently requested types of registration changes. The documents described below must accompany your certificate(s), if applicable, and your Election Form in order for us to honor your instructions.

Transfer of ownership to another individual:

1. The shareholder whose name is printed in Section 1 must obtain a signature guarantee. If the account is in joint names, both owners must sign and have their signatures guaranteed. [Signature(s) must be guaranteed by an officer of a commercial bank, trust company, credit union or savings & loan who is a member of the Securities Transfer Agents Medallion Program (STAMP), or by a stockbroker who is a member of STAMP.] The signature of a Notary Public is not acceptable for this purpose.

2. Complete the Substitute Form W-9 in Section 4 by listing the Taxpayer Identification Number (TIN) or Social Security Number (SSN) that is to be used for tax reporting on the new account. The individual whose TIN or SSN is being used must sign the Substitute Form W-9. Please refer to the Instructions for Completing Substitute Form W-9 for more detailed information.

Name change due to marriage:

1. The shareholder whose name is printed in Section 1 must obtain a signature guarantee. If the account is in joint names, both owners must sign and have their signatures guaranteed. [Signature(s) must be guaranteed by an officer of a commercial bank, trust company, credit union or savings & loan who is a member of the Securities Transfer Agents Medallion Program (STAMP), or by a stockbroker who is a member of STAMP.] The signature of a Notary Public is not acceptable for this purpose.

                          Instructions for Completing
                               the Election Form

2. Complete the Substitute Form W-9 in Section 4 by listing the Taxpayer Identification Number (TIN) or Social Security Number (SSN) that is to be used for tax reporting on the new account. The individual whose TIN or SSN is being used must sign the Substitute Form W-9. Please refer to the Instructions for Completing Substitute Form W-9 for more detailed information.

Only one person's name is printed in Section 1 and that person is deceased. You are the executor or administrator of the estate:

1. Provide a certified (under raised seal) copy of the Court Qualification appointing the legal representative (dated within 60 days).

2. You, as legal representative, must obtain a signature guarantee. [Signature(s) must be guaranteed by an officer of a commercial bank, trust company, credit union or savings & loan who is a member of the Securities Transfer Agents Medallion Program (STAMP), or by a stockbroker who is a member of STAMP.] The signature of a Notary Public is not acceptable for this purpose.

3. Complete the Substitute Form W-9 in Section 4 by listing the Taxpayer Identification Number (TIN) or Social Security Number (SSN) that is to be used for tax reporting on the new account. The individual whose TIN or SSN is being used must sign the Substitute Form W-9. Please refer to the Instructions for Completing Substitute Form W-9 for more detailed information.

   Note: Some states require application for an Inheritance Tax Waiver. This is dependent upon the state in which the deceased person resided. Please contact that state's Tax Department for the tax waiver.

The account is a joint account and one person is deceased. Transferring shares to the survivor only:

1. Provide a certified (under raised seal) copy of death certificate.

2. Survivor's signature (no signature guarantee is necessary in this case).

3. Complete the Substitute Form W-9 in Section 4 by listing the Taxpayer Identification Number (TIN) or Social Security Number (SSN) that is to be used for tax reporting on the new account. The individual whose TIN or SSN is being used must sign the Substitute Form W-9. Please refer to the Instructions for Completing Substitute Form W-9 for more detailed information.

   Note: Some states require application for an Inheritance Tax Waiver. This is dependent upon the state in which the deceased person resided. Please contact that state's Tax Department for the tax waiver.

The account is a joint account and one person is deceased. Transferring to the survivor and adding a name:

1. Provide a certified (under raised seal) copy of death certificate.

                         Instructions for Completing
                               the Election Form

2. Survivor must obtain a signature guarantee. [Signature(s) must be guaranteed by an officer of a commercial bank, trust company, credit union or savings & loan who is a member of the Securities Transfer Agents Medallion Program (STAMP), or by a stockbroker who is a member of STAMP.] The signature of a Notary Public is not acceptable for this purpose.

3. Complete the Substitute Form W-9 in Section 4 by listing the Taxpayer Identification Number (TIN) or Social Security Number (SSN) that is to be used for tax reporting on the new account. The individual whose TIN or SSN is being used must sign the Substitute Form W-9. Please refer to the Instructions for Completing Substitute Form W-9 for more detailed information.

   Note: Some states require application for an Inheritance Tax Waiver. This is dependent upon the state in which the deceased person resided. Please contact that state's Tax Department for the tax waiver.

The account is a custodial account and the minor has reached the legal age of majority:

If the request is being made by the custodian:

1. The custodian must obtain a signature guarantee. [Signature(s) must be guaranteed by an officer of a commercial bank, trust company, credit union or savings & loan who is a member of the Securities Transfer Agents Medallion Program (STAMP), or by a stockbroker who is a member of STAMP.] The signature of a Notary Public is not acceptable for this purpose.

2. Provide a certified (under raised seal) copy of the birth certificate for the former minor.

3. Complete the Substitute Form W-9 in Section 4 by listing the Taxpayer Identification Number (TIN) or Social Security Number (SSN) that is to be used for tax reporting on the new account. The individual whose TIN or SSN is being used must sign the Substitute Form W-9. Please refer to the Instructions for Completing Substitute Form W-9 for more detailed information.

If the request is being made by the minor who has now reached the age of majority:

1. The former minor must obtain a signature guarantee. [Signature(s) must be guaranteed by an officer of a commercial bank, trust company, credit union or savings & loan who is a member of the Securities Transfer Agents Medallion Program (STAMP), or by a stockbroker who is a member of STAMP.] The signature of a Notary Public is not acceptable for this purpose.

2. Complete the Substitute Form W-9 in Section 4 by listing the Taxpayer Identification Number (TIN) or Social Security Number (SSN) that is to be used for tax reporting on the new account. The individual whose TIN or SSN is being used must sign the Substitute Form W-9. Please refer to the Instructions for Completing Substitute Form W-9 for more detailed information.

                         Instructions for Completing
                               the Election Form

You want to have the account registered in the name of a trust:

1. Obtain a signature guarantee for the shareholder whose name is printed in
   Section 1. If the account is in joint names both owners must sign and have their signatures guaranteed. [Signature(s) must be guaranteed by an officer of a commercial bank, trust company, credit union or savings & loan who is a member of the Securities Transfer Agents Medallion Program (STAMP), or by a stockbroker who is a member of STAMP.] The signature of a Notary Public is not acceptable for this purpose.

2. Provide a copy of the first and last pages of the trust agreement.

3. Complete the Substitute Form W-9 in Section 4 by listing the Taxpayer Identification Number (TIN) or Social Security Number (SSN) that is to be used for tax reporting on the new account. The individual whose TIN or SSN is being used must sign the Substitute Form W-9. Please refer to the Instructions for Completing Substitute Form W-9 for more detailed information.

--------------------------------------------------------------------------------
5  Special Delivery Instructions
--------------------------------------------------------------------------------
Complete this section only if you want
 the certificate or check resulting
 from your election to be registered to
 you but delivered to an address other
 than the one that is printed in
 Section 1 (About You and Your Shares)
 of the Election Form.

Note:  Your address of record will not
 be affected by completing this
 section.  If you have had a permanent
 address change, please note it in
 Section 1 of the Election Form.

RETURN INSTRUCTIONS

Return the completed Election Form with
 your stock certificate(s), if
 applicable, using the enclosed
 envelope addressed to FNB Corporation.
 The method of delivery of the Election
 Form and accompanying stock
 certificate(s) is at your option and
 risk.  If you are mailing stock
 certificates, we recommend Registered
 and Insured Mail, Return Receipt
 Requested.  Do not sign
your stock certificates.  Refer to the
 bottom of the Election Form for the
 return deadline and delivery options.

                        IRS Instructions for Completing
                              Substitute Form W-9



Certification Instructions

You must cross out item (2) on the Substitute Form W-9 if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. (Also see Signing The Certification under Specific Instructions).

(Section References are to the Internal Revenue Code.)

Purpose of Form

A person who is required to file an information return with IRS must obtain your correct taxpayer identification number (TIN) to report income paid to you. Use this Substitute Form W-9 to furnish your correct TIN to the requester (FNB Corporation), and when applicable, (1) to certify that the TIN you are furnishing is correct (or that you are waiting for a number to be issued), (2) to certify that you are not subject to backup withholding, and (3) to claim exemption from backup withholding if you are an exempt payee. Furnishing your correct TIN and making the appropriate certifications will prevent certain payments from being subject to the 31% backup withholding.

What is Backup Withholding

Persons making certain payments to you are required to withhold and pay to IRS 31% of such payments under certain conditions. This is called "backup withholding." Payments that could be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee compensation, and certain payments from fishing boat operators, but do not include real estate transactions.

   If you give the requester your correct TIN, make the appropriate certifications, and report all your taxable interest and dividends on your tax return, your payments will not be subject to backup withholding. Payments you receive will be subject to backup withholding if:

   (1) You do not furnish your TIN to the requester, or
   (2) IRS notifies the requester that you furnished an incorrect TIN, or
   (3) You are notified by IRS that you are subject to backup withholding because you failed to report all your interest and dividends on your tax return (for reportable interest and dividends only), or

   (4) You fail to certify to the requester that you are not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only), or

   (5) You fail to certify your TIN. This applies only to reportable interest, dividend, broker, or barter exchange accounts opened after 1983, or broker accounts considered inactive in 1983.

   Except as explained in (5) above, other reportable payments are subject to backup withholding only if (1) or (2) above applies.

   Certain payees and payments are exempt from backup withholding and information reporting. See Payees and Payments Exempt from Backup Withholding and Exempt Payees and Payments under Specific Instructions, on page 14, if you are an exempt payee.

                         Instructions for Completing
                               the Election Form


How to Obtain a TIN

If you do not have a TIN, you should apply for one immediately. To apply get Form SS-5, Application for a Social Security Number Card (for individuals) from your local office of the Social Security Administration, or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), from your local Internal Revenue Service office.

   To complete Form W-9 if you do not have a TIN, write "Applied For" in the space for the TIN in Part 1, sign and date the form and give it to the requester. Generally, you will then have 60 days to obtain a TIN and furnish it to the requester. If the requester does not receive your TIN within 60 days, backup withholding, if applicable, will begin and continue until you furnish your TIN to the requester. For reportable interest or dividend payments, the payer must exercise one of the following options concerning backup withholding during this 60-day period. Under option (1), a payer must backup withhold on any withdrawals you make from your account after 7 business days after the requester receives this form back from you. Under option (2), the payer must backup withhold on any reportable interest or dividend payments made to your account, regardless of whether you make any withdrawals. The backup withholding under option (2) must begin no later than 7 business days after the requester receives this form back. Under option (2), the payer is required to refund the amounts withheld if your certified TIN is received within the 60-day period and you were not subject to backup withholding during that period.

Note: Writing "Applied For" on the form means that you have already applied for a TIN OR that you intend to apply for one in the near future.
   As soon as you receive your TIN, complete another Form W-9, include your TIN, sign and date the form, and give it to the requester.

Payees and Payments Exempt from Backup Withholding

The following is a list of payees exempt from backup withholding. For interest and dividends, all listed payees are exempt except item (2). For broker transactions, payees listed in (1) through (13) and a person registered under the Investment Advisors Act of 1940 who regularly acts as a broker are exempt.

   (1) A corporation.
   (2) An organization exempt from tax under Section 501(a), or an individual retirement plan (IRA), or a custodial account under 403(b)(7).
   (3) The United States or any of its agencies or instrumentalities.
   (4) A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.
   (5) A foreign government or any of its political subdivisions, agencies or instrumentalities.
   (6) An international organization or any of its agencies or instrumentalities.
   (7) A foreign central bank of issue.
   (8) A dealer in securities or commodities required to register in the U.S. or a possession of the U.S.
   (9) A futures commission merchant registered with the Commodity Futures Trading Commission.
   (10) A real estate investment trust.
   (11) An entity registered at all times during the tax year under the Investment Company Act of 1940.
   (12) A common trust fund operated by a bank under Section 584(a).
   (13) A financial institution.

                         Instructions for Completing
                               the Election Form

   (14) A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.
   (15) A trust exempt from tax under Section 664 or described in Section 4947.

   Payments of dividends and patronage dividends generally not subject to backup withholding also include the following:

     o Payments to nonresident aliens subject to withholding under Section 1441.
     o Payments to partnerships not engaged in a trade or business in the U.S. and that have at least one resident partner.
     o Payments of patronage dividends not paid in money.
     o Payments made by certain foreign organizations.

     Payments that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Sections 6041, 6041A(a), 6042, 6044, 6045, 6049 and 6050A.

Penalties

If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for such failure unless your failure is due to a reasonable cause and not to willful neglect.

  Civil Penalty for False Information with Respect to Withholding - If you make a false statement with no reasonable basis that results in no imposition of backup withholding, you are subject to a penalty of $500.

  Criminal Penalty for Falsifying Information - Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Specific Instructions

Name - Be sure to enter your correct name.

If you are an individual, you must generally provide the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of your name change, please enter your first name and both the last name shown on your social security card and your new last name.

Signing the Certification

(1) Interest, Dividend, Broker and Barter Exchange Accounts Opened After 1983 - You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item (2) in the certification before signing the form.

(2) Exempt Payees and Payments - If you are exempt from backup withholding, you should complete this form to avoid possible erroneous backup withholding. Enter your correct TIN in Section 4, write "EXEMPT" in the block in Section 4, sign and date the form. If you are a nonresident alien or foreign entity not subject to backup withholding, give the requester a completed

Form W-8, Certificate of Foreign Status.

(3) TIN "Applied For" - Follow the instructions under How to Obtain a TIN, on page 13, sign and date the form.

Signature - For a joint account, only the person whose TIN is shown in Section 2 should sign the form.

Privacy Act Notice - Section 6109 requires you to furnish your correct taxpayer

                         Instructions for Completing
                               the Election Form

identification number (TIN) to persons who must file information returns with IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid the acquisition or abandonment of secured property, or contributions you made to an individual retirement arrangement (IRA). IRS uses the numbers for identification purposes and to help verify the accuracy of your tax returns. You must provide you TIN whether or not you are required to file a tax return. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a TIN to a payer. Certain penalties may also apply.


What Number to Give FNB Corporation
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For this type of account:  Give the Social Security
                           Number of:
1.  Individual             The individual
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2.  Two or more            The actual owner of the
individuals (joint         account OR, if combined
account)                   funds the first individual
                           on the account (1)


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3.  Custodian account      The minor  (2)
of a minor (Uniform
Transfers to Minors Act)
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4.  a. The usual           The grantor-trustee (1)
revocable savings trust
(grantor is also trustee)
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b. So-called trust         The actual owner (1)
account that is not a
legal or valid trust under
 state law
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5.  Sole proprietorship    The owner (3)
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6.  A valid trust,         Legal entity (do not
    estate,                furnish the identification
    or pension trust       number of the personal
                           representative or trustee
                           unless the legal entity
                           itself is not designated
                           in the account title) (4)

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7.  Corporate              The corporation
8.  Association, club,     The organization
religious, charitable,
educational, or other
 tax-
exempt organization
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9.  Partnership            The partnership
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10.  A broker or           The broker or nominee
registered nominee
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11.  Account with the      The public entity
Department of
Agriculture in the name
of a public entity (such
as a state or local
government, school
district, or prison) that
receives agricultural
program payments
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(1) List first and circle the name of the person whose number you furnish.

(2) Circle the minor's name and furnish the minor's social security number.

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

                                FNB Corporation


                                For Information:
                                 1-540-382-4951



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